This submission is being made solely to obtain series and class (contract) identifiers for the following variable annuity product under the Pruco Life of New Jersey Single Premium Variable Annuity Account (811-04397):

Contract: Discovery Plus Annuity (002-99916).

Any questions regarding this submission should be directed to Mary K. Johnson, Vice President, Corporate Counsel, at Prudential at (860) 534-7704.